MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 11(b)(i)


                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of Meehan Mutual Funds, Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2003 (the
"Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 6, 2004

                                            /s/Thomas P. Meehan
                                            --------------------------
                                            Thomas P. Meehan
                                            President

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to the Company and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

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MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 11(b)(ii)


                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of Meehan Mutual Funds, Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2003 (the
"Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 6, 2004

                                                   /s/Paul P. Meehan
                                                   ---------------------------
                                                   Paul P. Meehan
                                                   Treasurer


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to the Company and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.